UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 3, 2009

CNL Macquarie Global Growth Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-156479	26-3859644
(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue, Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 650-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 3, 2009, the Company filed an amendment to its articles of incorporation with the Maryland Department of Assessments and Taxation. The effective date of the amendment is December 3, 2009.

The amendment updates Section 2.1 and Section 2.5 of the Company’s articles of incorporation to reflect that the Company is subject to the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association in May 7, 2007 (the “NASAA REIT Guidelines”) by removing references to the time period before the Company became subject to the NASAA REIT Guidelines. The amendment also adds to Section 8.8(i) of the articles of incorporation the suitability standards to be applied to fiduciary accounts that subscribe to the Company’s common stock in the offering. A copy of the amendment is filed as an exhibit to this Report and is hereby incorporated by reference into this Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1.1	Amendment to Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2009	CNL MACQUARIE GLOBAL GROWTH TRUST, INC.

	By:	/S/ CURTIS B. MCWILLIAMS
	Name:	Curtis B. McWilliams
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

3.1.1	Amendment to Articles of Amendment and Restatement